UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                            0-14697            51-0241172
---------------------------            --------            ----------
(State  or  other  jurisdiction       (Commission       (IRS  Employer
  of  incorporation)               File  Number)       Identification  No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania            19438
--------------------------------------------             ---------
   (Address  of  principal  executive  offices)         (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

      On January 10, 2005, the Harleysville Group, Inc. (the "Company") entered into a Change In Control Agreement with Akhil Tripathi, Senior Vice President and Chief Information Officer of the Company. The terms of such agreement are those described in Item 1.01 of the Company's Report on Form 8-K originally filed with the Securities and Exchange Commission on January 6, 2005.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)  EXHIBITS

     10.1 Form of Change In Control Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's Report on Form 8-K filed on January 6, 2005).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




January 14, 2005                          /s/Robert A. Kauffman
                                          ----------------------------
                                           Robert A. Kauffman
                                           Senior Vice President, Secretary
                                           & General Counsel





                                  EXHIBIT INDEX
                                 --------------

Exhibit  No.             Description

10.1 Form of Change In Control Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's
                        Report on Form 8-K filed January 6, 2005) (furnished pursuant to Item 1.01 hereof).